UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2024
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EXICURE, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-39011	81-5333008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2430 N. Halsted St.
Chicago, IL 60614
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 673-1700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

The information set forth under Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02    Unregistered Sale of Equity Securities

On September 12, 2024, the Company entered into debt-for-equity exchange agreements with two holders promissory notes. Under the Company’s agreement with DGP Co., Ltd. (“DGP”), in exchange for satisfaction in full of the principal amount plus accrued and unpaid interest on that certain the $700,000 promissory note dated May 28, 2024, the Company agreed to issue 237,233 shares of its common stock to DGP (representing a conversion price of $3.00 per share). DGP is the Company’s largest shareholder with ownership of approximately 35% of outstanding shares of common stock before giving effect to the exchanges described herein. Under the Company’s agreement with an individual promissory note holder, in exchange for satisfaction in full of the principal amount plus accrued and unpaid interest on that certain the $300,000 promissory note dated May 3, 2024, the Company agreed to issue 101,991 shares of its common stock to the individual (also representing a conversion price of $3.00 per share).

The Company’s shares of common stock to be issued in connection with the exchanges will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from the registration requirements thereof provided by Section 4(a)(2) of the Securities Act in a transaction by an issuer not involving a public offering.

Item 8.01     Other Events

On September 13, 2024, the Company received notice from The Nasdaq Stock Market LLC (Nasdaq) that it has regained compliance with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) as a result of the closing bid price of the Company’s common stock being $1.00 per share or greater for 10 consecutive trading sessions. The Company is now compliant with the minimum bid price listing standard for continued Nasdaq listing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2024	EXICURE, INC.

	By:	/s/ Paul Kang
Paul Kang
Chief Executive Officer